EXHIBIT 23(a)








                             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 1995, included in Owens-Corning Fiberglas Corporation's annual report on Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this Registration Statement.






                                                   Arthur Andersen LLP







Toledo, Ohio
June 19, 1995.